UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2004

MSC.SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California		92707
(Address of Principal Executive Offices)		(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2004, Louis Greco resigned as Chief Financial Officer and Executive Vice President of MSC.Software Corporation (the “Company”).  The Company has retained an executive recruitment firm and has initiated a search for a new chief financial officer.  Frank Perna, the Chairman and Chief Executive Officer of the Company, will take responsibility for corporate financial matters during the interim period.  Mr. Greco has agreed to be available to assist in the transition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ FRANK PERNA, JR.
Date:	September 24, 2004		FRANK PERNA, JR.
Chairman of the Board and Chief Executive Officer